Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment (this “Agreement”) to the Credit Agreement (as defined below) is dated as of October 16, 2014, and effective in accordance with Section 3 below, by and among CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the “Borrower”), the Subsidiary Loan Parties, the Lenders party hereto (the “Consenting Lenders”) pursuant to an authorization in the form attached hereto as Exhibit A (each, a “Lender Authorization”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent.

STATEMENT OF PURPOSE:

Holdings, the Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of December 23, 2013 (as amended, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”).

The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders have agreed to grant such request of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Capitalized Terms.  All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.                                    Amendments.  Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with its terms, the parties hereto agree that the Credit Agreement is amended by:

(a)                               amending Section 1.01 of the Credit Agreement by adding the following defined terms in proper alphabetical order:

“‘2020 Senior Notes’ means the Borrower’s 10.875% senior notes due 2020 issued pursuant to that certain Indenture dated as of May 30, 2012 (as amended or supplemented prior to the Restatement Date, the “Existing Indenture”) among the Borrower (as successor by merger to Consolidated Communications Finance Co.), Holdings, the Subsidiary Loan Parties party thereto and Wells Fargo, as trustee, and any additional series or class of notes issued from time to time under the Existing Indenture.

‘Existing Indenture’ has the meaning assigned to such term in the definition of 2020 Senior Notes.

‘Enventis Inventory Financing’ means that certain inventory financing arrangement entered into by Enterprise Integration Services, Inc. (“EIS”) pursuant to that certain Inventory Credit Agreement dated as of October 16, 2014 by and between EIS and GE Commercial Distribution Finance Corporation.

‘First Amendment’ means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of October 16, 2014, by and among Holdings, the Borrower, the Subsidiary Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.”

(b)                              amending Section 1.01 of the Credit Agreement by amending the definition of “Consolidated Indebtedness” to insert the phrase “and any Indebtedness permitted pursuant to Section 6.01(a)(xvi)” immediately after the reference to “Net Hedging Obligations” therein;

(c)                               amending Section 1.01 of the Credit Agreement by amending the definition of “Permitted Escrow Debt” to (i) insert the word “and” immediately before clause (b) of such definition and (ii) delete the word “permanent” in clause (b) of such definition;

(d)                              amending Section 2.16 of the Credit Agreement by inserting the following new clause (k):

“(k)                       For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the First Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as “grandfathered obligations” within the meaning of Section 1.1471-2(b)(2)(i) of the United States Treasury Regulations.”

(e)                               amending Section 6.01(a)(ii) of the Credit Agreement by (i) deleting the words “debt securities” at the start of such Section and inserting the word “Indebtedness” in lieu thereof and (ii) amending and restating clause (B) thereof as follows:

“(B) not mature or require any payment of principal thereof prior to the Initial Term Loan Maturity Date (provided that a customary bridge facility that matures inside such date, but is subject to a conversion to extended term loans and exchange notes that mature beyond such date shall be deemed to comply with this clause (B))”;

(f)                                amending Section 6.01(a)(v) of the Credit Agreement to insert the phrase “(other than a Guarantee of the Enventis Inventory Financing)” immediately after the second reference to “Subsidiary Loan Party” therein;

(g)                               amending Section 6.01(a)(ix) of the Credit Agreement by deleting the words “fixed or capital” from such Section;

(h)                              amending Section 6.01(a)(xvi) of the Credit Agreement by deleting the words “[Intentionally Omitted]” from such Section and replacing them with the following:

“obligations, liabilities and Indebtedness arising in connection with the Enventis Inventory Financing (including, without limitation, any Guarantee thereof by Holdings); provided that (A) the Enventis Inventory Financing and all obligations, liabilities and Indebtedness (including, without limitation, the Guarantee by Holdings) with respect thereto shall at all times be unsecured and shall not be recourse to any Loan Party or any Subsidiary or their respective assets or properties (other than Enterprise Integration Services, Inc. and, to the extent of its Guarantee, Holdings); (B) the aggregate amount of the obligations, liabilities and Indebtedness of Enterprise Integrated Services, Inc. and Holdings

thereunder shall not at any time exceed $25.0 million and (C) the terms and conditions (including, without limitation, the terms and conditions of the Guarantee by Holdings) shall be reasonably satisfactory to the Administrative Agent;”

(i)                                  amending Section 6.01(a)(xviii) of the Credit Agreement by (i) deleting the phrase “, in each case on terms and conditions satisfactory to the Administrative Agent” from the first paragraph of such Section and (ii) replacing the reference to “one year” in clause (D) of such Section with “120 days”;

(j)                                  amending Section 6.03(a) of the Credit Agreement by amending and restating clause (iii) thereof as follows:

“(iii) any Subsidiary may merge with or into an entity in a Permitted Acquisition in a transaction in which the surviving entity is (A) a Loan Party or (B) a wholly owned Subsidiary of the Borrower which shall become a Loan Party in accordance with Sections 5.11, 5.12 and 5.16”;

(k)                              amending Section 6.09 of the Credit Agreement by amending and restating clause (iv) thereof as follows:

“limitations in any indenture or similar agreement governing any Indebtedness issued pursuant to Section 6.01(a)(ii) or Section 6.01(a)(xviii) or the Existing Indenture (provided that, in each case, such limitations shall not be more restrictive than the limitations set forth in the Loan Documents)”;

(l)                                  amending Section 6.10 of the Credit Agreement by amending and restating such Section as follows:

“Section 6.10           Amendments or Waivers of Certain Documents.  The Loan Parties will not, and will not permit any Subsidiary to, directly or indirectly, amend or otherwise change (or waive) the terms of any Organic Document, any document governing any Indebtedness outstanding as of the Restatement Date, any document governing any Indebtedness issued pursuant to Section 6.01(a)(xviii), the Existing Indenture or any other document governing the 2020 Senior Notes or any agreement set forth on Schedule 6.08(v), in each case, in a manner materially adverse to the Lenders.”; and

(m)                          amending Schedule 6.01(a)(iii) by deleting the word “None” and inserting “The 2020 Senior Notes outstanding as of the Restatement Date.” in lieu thereof.

3.            Conditions to Effectiveness.  Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective:

(a)                               the Administrative Agent shall have received counterparts of this Agreement (including by way of Lender Authorizations) executed by the Administrative Agent, the Consenting Lenders constituting Requisite Lenders and each of the Loan Parties;

(b)                              the Administrative Agent shall have received a fully executed copy of the final documentation with respect to the Enventis Inventory Financing (as defined in the Credit Agreement, as amended hereby), including, without limitation, the documentation evidencing the

Guarantee by Holdings, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(c)                               the Borrower shall have paid to the Administrative Agent (or its applicable affiliate), for the account of each Consenting Lender (including Wells Fargo) that executes and delivers this Agreement to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern Time) on October 14, 2014, an amendment fee in an amount equal to 0.05% of the sum of the Revolving Commitments and outstanding Term Loans of each such Consenting Lender as of the date hereof; and

(d)                              the Administrative Agent and the Arranger shall have been paid or reimbursed for all fees and out-of-pocket charges and other expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

4.            Effect of this Agreement.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Holdings, the Borrower, any Subsidiary Loan Party or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.            Representations and Warranties/No Default.  By its execution hereof,

(a)                               the Borrower represents and warrants that the representations and warranties contained in each Loan Document (including this Agreement) are true and correct on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct on and as of such earlier date and that no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date; and

(b)                              each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)                                  it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)                              this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each

Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

6.            Miscellaneous.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

7.            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.            Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Agreement or Lender Authorization shall be effective as delivery of an original executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.  By its execution hereof, each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents, (c) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, (d) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents and (e) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Loan Documents.

BORROWER:

CONSOLIDATED COMMUNICATIONS, INC.,
as Borrower

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

GUARANTORS:

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

CONSOLIDATED COMMUNICATIONS ENTERPRISE SERVICES, INC., as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

CONSOLIDATED COMMUNICATIONS SERVICES COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

First Amendment to Second Amended and Restated Credit Agreement

Consolidated Communications, Inc.

Signature Page

CONSOLIDATED COMMUNICATIONS OF FORT BEND COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

CONSOLIDATED COMMUNICATIONS OF TEXAS COMPANY, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

CONSOLIDATED COMMUNICATIONS OF PENNSYLVANIA COMPANY, LLC, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

SUREWEST COMMUNICATIONS, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

SUREWEST LONG DISTANCE, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

First Amendment to Second Amended and Restated Credit Agreement

Consolidated Communications, Inc.

Signature Page

SUREWEST TELEVIDEO, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

SUREWEST KANSAS, INC., as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

SUREWEST TELEPHONE, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

SUREWEST FIBER VENTURES, LLC, as Guarantor

By:	/s/ Steven L. Childers
Name:	Steven L. Childers
Title:	CFO / SVP

First Amendment to Second Amended and Restated Credit Agreement

Consolidated Communications, Inc.

Signature Page

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of itself and each Consenting Lender

By:	/s/ Kieran Mahon
Name:	Kieran Mahon
Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement

Consolidated Communications, Inc.

Signature Page